UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

December 10, 2008

Commission File Number	Registrant	State of Incorporation	IRS Employer Identification Number

1-7810	Energen Corporation	Alabama	63-0757759
2-38960	Alabama Gas Corporation	Alabama	63-0022000

605 Richard Arrington Jr. Boulevard North Birmingham, Alabama	35203
(Address of principal executive offices)	(Zip Code)

(205) 326-2700

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure

On December 10, 2008, Energen Corporation and Alabama Gas Corporation issued a press release adjusting the earnings guidance for 2009. The press release is attached hereto as Exhibit 99.1.

Energen Corporation has also included a reconciliation of certain Non-GAAP financial measures to the related GAAP financial measures. These Non-GAAP financial measures reflect the adjusted earnings guidance for 2009. The reconciliation is attached hereto as Exhibit 99.2.

ITEM 9.01	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit Number:

99.1	Press Release dated December 10, 2008
99.2	Non-GAAP Financial Measures Reconciliation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGEN CORPORATION ALABAMA GAS CORPORATION

December 11, 2008	By	/s/ Charles W. Porter, Jr.
Charles W. Porter, Jr. Vice President, Chief Financial Officer and Treasurer of Energen Corporation and Alabama Gas Corporation

EXHIBIT INDEX

EXHIBIT NUMBER		DESCRIPTION

99.1	*	Press Release dated December 10, 2008
99.2	*	Non-GAAP Financial Measures Reconciliation

*	This exhibit is furnished to, but not filed with, the Commission by inclusion herein.